                                                                       Exhibit 1



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934



                              Medaphis Corporation
             ------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, Par Value $.01 Per Share
             ------------------------------------------------------
                         (Title of Class of Securities)


                                    584028104
             ------------------------------------------------------

                                 (CUSIP Number)

                              Scott F. Smith, Esq.
                              Howard, Darby & Levin
                           1330 Avenue of the Americas
                            New York, New York 10019
                                 (212) 841-1000
             ------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)


                                 January 2, 1996
             ------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)

     If the filing person has previously filed a Statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this Schedule because of Rule 13d-1(b)(3) or (4), check the following box 9.

     Check the following box if a fee is being paid with the Statement [X]


                               Page 1 of 156 Pages
                          Exhibit Index is on Page 21

---------------------------                                ---------------------
CUSIP No. 584028104                   13D                     Page 2 of 156 Pages
---------------------------                                ---------------------

-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       James F. Thacker
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [X]
                                                                            (b)  [ ]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       United States of America
------------------- ----- ---------------------------------------------------------------
     Number of       7    Sole Voting Power
      Shares
                          2,034,275
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                          1,215,874
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          2,034,275
                    ---------------------------------------------------------------------
   Person With       10   Shared Dispositive Power

                          1,215,874
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       3,250,149
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       6.5%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       IN
-----------------------------------------------------------------------------------------


---------------------------                                --------------------
CUSIP No. 584028104                   13D                    Page 3 of 156 Pages
---------------------------                                --------------------

-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       James F. Thacker Retained Annuity Trust
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [ ]
                                                                            (b)  [X]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       Commonwealth of Virginia
------------------- ----- ---------------------------------------------------------------
     Number of       7    Sole Voting Power
       Shares
                          607,937
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                           0
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          607,937
                    ---------------------------------------------------------------------
   Person With       10   Shared Dispositive Power

                          0
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       607,937
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       1.2%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       OO
-----------------------------------------------------------------------------------------


---------------------------                                --------------------
CUSIP No. 584028104                   13D                    Page 4 of 156 Pages
---------------------------                                --------------------

-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       Paulanne H. Thacker Retained Annuity Trust
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [ ]
                                                                            (b)  [X]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       Commonwealth of Virginia
-----------------------------------------------------------------------------------------
    Number of        7    Sole Voting Power
     Shares
                          607,937
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                          0
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          607,937
                    ---------------------------------------------------------------------
   Person With
                    10    Shared Dispositive Power

                          0
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       607,937
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       1.2%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       OO
-----------------------------------------------------------------------------------------


---------------------------                                --------------------
CUSIP No. 584028104                   13D                    Page 5 of 156 Pages
---------------------------                                --------------------

-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       William J. DeZonia
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [ ]
                                                                            (b)  [X]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       United States of America
-----------------------------------------------------------------------------------------
     Number of       7    Sole Voting Power
       Shares
                          30,066
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                          0
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          30,066
                    ---------------------------------------------------------------------
   Person With       10   Shared Dispositive Power

                          0
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       30,066
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       .1%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       IN
-----------------------------------------------------------------------------------------


---------------------------                                --------------------
CUSIP No. 584028104                   13D                    Page 6 of 156 Pages
---------------------------                                --------------------

-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       Lori T. Caudill
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [ ]
                                                                            (b)  [X]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       United States of America
-----------------------------------------------------------------------------------------
     Number of       7    Sole Voting Power
       Shares
                          239,927
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                          0
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          239,927
                    ---------------------------------------------------------------------
   Person With       10   Shared Dispositive Power

                          0
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       239,927
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       .5%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       IN
-----------------------------------------------------------------------------------------


---------------------------                                --------------------
CUSIP No. 584028104                   13D                    Page 7 of 156 Pages
---------------------------                                --------------------

-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       Carol T. Shumaker
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [ ]
                                                                            (b)  [X]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       United States of America
-----------------------------------------------------------------------------------------
     Number of       7    Sole Voting Power
       Shares
                          239,927
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                          0
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          239,927
                    ---------------------------------------------------------------------
   Person With       10   Shared Dispositive Power

                          0
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       239,927
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       .5%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       IN
-----------------------------------------------------------------------------------------


---------------------------                                --------------------
CUSIP No. 584028104                   13D                    Page 8 of 156 Pages
---------------------------                                --------------------


-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       Alyson T. Stinson
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [ ]
                                                                            (b)  [X]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       United States of America
-----------------------------------------------------------------------------------------
     Number of       7    Sole Voting Power
       Shares
                          239,927
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                          0
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          239,927
                    ---------------------------------------------------------------------
   Person With       10   Shared Dispositive Power

                          0
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       239,927
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       .5%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       IN
-----------------------------------------------------------------------------------------


---------------------------                               ----------------------
CUSIP No. 584028104                   13D                  Page 9 of 156 Pages
---------------------------                               ----------------------

-----------------------------------------------------------------------------------------
1      Name of Reporting Person
       S.S. or I.R.S. Identification No. of Above Person

       F.I.S. Hull, III
-----------------------------------------------------------------------------------------
2      Check the Appropriate Box if a Member of a Group (See Instructions)  (a)  [ ]
                                                                            (b)  [X]
-----------------------------------------------------------------------------------------
3      SEC Use Only

-----------------------------------------------------------------------------------------
4      Sources of Funds (See Instructions)

       OO
-----------------------------------------------------------------------------------------
5      Check Box if Disclosure of Legal Proceedings is Required Pursuant
       to Item 2(d) or 2(e)                                                      [ ]
-----------------------------------------------------------------------------------------
6      Citizenship or Place of Organization

       United States of America
-----------------------------------------------------------------------------------------
     Number of       7    Sole Voting Power
       Shares
                          0
                    ---------------------------------------------------------------------
   Beneficially      8    Shared Voting Power
     Owned by
                          1,215,874
                    ---------------------------------------------------------------------
       Each          9    Sole Dispositive Power
    Reporting
                          0
                    ---------------------------------------------------------------------
   Person With       10   Shared Dispositive Power

                          1,215,874
-----------------------------------------------------------------------------------------
11     Aggregate Amount Beneficially Owned by Each Reporting Person

       1,215,874
-----------------------------------------------------------------------------------------
12     Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See
       Instructions)                                                             [X]
-----------------------------------------------------------------------------------------
13     Percent of Class Represented by Amount in Row (11)

       2.4%
-----------------------------------------------------------------------------------------
14     Type of Reporting Person (See Instructions)

       IN
-----------------------------------------------------------------------------------------


                                                           ---------------------
                                                            Page 10 of 156 Pages
                                                           ---------------------

ITEM 1. SECURITY AND ISSUER.

               The class of equity securities to which this Statement relates is the Common Stock, par value $.01 per share ("Shares"), of Medaphis Corporation, a Delaware corporation (the "Issuer"), with its principal executive offices located at 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

ITEM 2. IDENTITY AND BACKGROUND.

               The persons filing this Statement are James F. Thacker ("JFT"), James F. Thacker Retained Annuity Trust ("JFT Trust"), Paulanne H. Thacker
Retained Annuity Trust ("PHT Trust"), William J. DeZonia ("WJD"), Lori T. Caudill ("LTC"), Carol T. Shumaker ("CTS"), Alyson T. Stinson ("ATS") and F.I.S. Hull, III ("FIS Hull") (collectively, the "Reporting Persons"). Each Reporting Person that is an individual is a citizen of the United States of America. JFT Trust and PHT Trust are trusts organized under the laws of the Commonwealth of Virginia. JFT and FIS Hull are co-trustees of each of JFT Trust and PHT Trust.

               The Reporting Persons may be deemed to be a "group" within the meaning of Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each Reporting Person disclaims beneficial ownership of Shares owned by other Reporting Persons, except that JFT and FIS Hull do not disclaim beneficial ownership of the Shares owned by the JFT Trust and the PHT Trust.

               JFT's principal occupation is as an employee of Medical Management Sciences, Inc. ("MMS"). JFT's business address is 1001 Boulders Parkway, Suite 519, Richmond, Virginia 23225. MMS's principal business is providing practice management services to radiologists and radiation oncologists; its principal executive offices are located at 7135 Windsor Boulevard, Baltimore, Maryland 21244. JFT is also a trustee of JFT Trust and PHT Trust.

               The principal business of each of JFT Trust and PHT Trust is that of holding trust property, investing trust property and making distributions of trust property. The business address of JFT Trust and PHT Trust is 1001 Boulders Parkway, Suite 519, Richmond, Virginia 23225.

               WJD's principal occupation or employment is as an employee of MMS. WJD's business address is c/o Medical Management Sciences, Inc., 7135 Windsor Boulevard, Baltimore, Maryland 21244. The principal business and address of MMS is as set forth above in this Item 2.

               LTC's principal occupation or employment is as a homemaker. LTC's business address is 516 Mount Herman Road, Midlothian, Virginia 23112.

               CTS's principal occupation or employment is as a homemaker. CTS's business address is 11938 Old Washington Highway, Glen Allen, Virginia 23060.

               ATS's principal occupation or employment is as a homemaker. ATS's business address is 18001 W. County Line Drive, Midlothian, Virginia 23112.

               FIS Hull's principal occupation or employment is serving as President of Central Communications Corporation ("CCC"). FIS Hull's business address is c/o Central Communications Corporation, 9 Independence Drive, Londonderry, New Hampshire 03053. CCC's principal business is selling and servicing communication equipment; its principal executive

                                                           ---------------------
                                                            Page 11 of 156 Pages
                                                           ---------------------


offices are located at 9 Independence Drive, Londonderry, New Hampshire 03053. FIS Hull is also a trustee of JFT Trust and PHT Trust.

               No Reporting Person has during the last five years (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

ITEM 3. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

               The Reporting Persons acquired an aggregate of 3,999,996 Shares (the "Merger Shares") in connection with the merger (the "Merger") of CarSub, Inc., a wholly owned subsidiary of the Issuer ("CarSub"), into MMS, pursuant to the Merger Agreement, dated as of December 29, 1995, by and among the Issuer, CarSub and MMS, a copy of which is attached hereto as Exhibit 1 (the "Merger Agreement") and is incorporated herein by reference. Pursuant to the Merger Agreement, at the effective time of the Merger, the outstanding shares of capital stock of MMS were canceled and exchanged for the Merger Shares in a private placement pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Prior to the effective time of the Merger, the Reporting Persons, collectively, owned 100% of the outstanding capital stock of MMS.

ITEM 4.        PURPOSE OF TRANSACTION.

               As described above in Item 3, each Reporting Person acquired the Merger Shares in connection with the Merger for investment purposes. Each Reporting Person will continue to evaluate his/her investment in the Issuer on the basis of various factors, including the Issuer's business, financial condition, results of operations and prospects, general economic and industry conditions, the securities markets in general and those for the Issuer's securities in particular, such Reporting Person's own financial condition, other investment opportunities and other future developments. Based upon such evaluation, each Reporting Person will take such actions in the future as such Reporting Person may deem appropriate in light of the circumstances existing from time to time. Depending on market and other factors, a Reporting Person may determine to dispose of some or all of the Shares owned by such Reporting Person.

               As described above in Item 3, the Merger Shares were acquired by the Reporting Persons in a private placement pursuant to Regulation D and, therefore, may not be sold, pledged, conveyed or otherwise transferred without registration or qualification under the Securities Act and applicable state securities or blue sky laws or a valid exemption therefrom. In connection with the Merger, the Issuer granted to the Reporting Persons certain demand and incidental registration rights pursuant to a Registration Rights Agreement (the "Registration Rights Agreement").

               Except as set forth in this Item 4, no Reporting Person has plans or proposals with respect to any of the actions specified in clauses (a) through
(j) of Item 4 of Schedule 13D.

ITEM 5.        INTEREST IN SECURITIES OF THE ISSUER.

               (a) The following table sets forth information with respect to the Shares beneficially owned by each Reporting Person as of the close of business on January 11, 1996:

                                                           ---------------------
                                                            Page 12 of 156 Pages
                                                           ---------------------


                                Number of                           Approximate Percentage of
        Name                    Shares                              Outstanding Shares (1)
        ----                    ---------                           -------------------------
       James F. Thacker       3,250,149(2)(3)                                6.5%

       James F. Thacker
        Trust                      607,937(2)                                1.2%

       Paulanne H. Thacker
        Trust                      607,937(2)                                1.2%

       William J. DeZonia        30,066(2)(4)                                 .1%

       Lori T. Caudill          239,927(2)(5)                                 .5%

       Carol T. Shumaker        239,927(2)(5)                                 .5%

       Alyson T. Stinson        239,927(2)(5)                                 .5%

       F.I.S. Hull, III       1,215,874(2)(6)                                2.4%


---------------

(1) Computed on the basis of 50,064,440 Shares outstanding as of December 18, 1995 as specified in the Merger Agreement (including the Merger Shares).

(2) The Reporting Persons may be deemed to be a "group" within the meaning of Rule 13d-5 under the Exchange Act, by virtue of acquiring the Merger Shares as described above in Item 3. Thus, pursuant to Rule 13d-5, each Reporting Person may be deemed to beneficially own all Shares beneficially owned by the other Reporting Persons. Each Reporting Person disclaims beneficial ownership of such Shares, except that JFT does not disclaim beneficial ownership of the shares owned by JFT Trust.

(3) Consists of 2,034,275 Merger Shares issued to JFT and 607,937 Merger Shares issued to each of JFT Trust and PHT Trust. JFT disclaims beneficial ownership of the Merger Shares issued to PHT Trust.

(4) Excludes options to acquire 54,250 Shares that, pursuant to the Merger Agreement, the Issuer has agreed to grant to WJD under its existing employee stock option plan(s), subject to approval of the disinterested members of the Issuer's Board of Directors.

(5) Excludes 607,937 Merger Shares issued to each of JFT Trust and PHT Trust. Pursuant to the terms of each of JFT Trust and PHT Trust, any property remaining in either trust after December 31, 2002 shall be distributed equally to LTC, CTS and ATS. LTC, CTS and ATS each disclaims beneficial ownership of the Merger Shares issued to JFT Trust and PHT Trust.

(6) Consists of 607,937 Merger Shares issued to each of JFT Trust and PHT Trust. FIS Hull disclaims beneficial ownership of the Merger Shares issued to JFT Trust and PHT Trust.

                                                           ---------------------
                                                            Page 13 of 156 Pages
                                                           ---------------------


               (b) JFT has the sole power to vote or to direct the vote and to dispose or to direct the disposition of 2,034,275 Shares. JFT shares with FIS Hull the power to vote or to direct the vote and to dispose or to direct the disposition of 1,215,874 Shares held by JFT Trust and the PHT Trust. JFT is the father of LTC, CTS and ATS and the brother-in-law of FIS Hull. LTC, CTS and ATS are sisters and FIS Hull is their uncle.

               WJD has the sole power to vote or to direct the vote or to dispose or to direct the disposition of 30,066 Shares.

               LTC has the sole power to vote or to direct the vote or to dispose or to direct the disposition of 239,927 Shares.

               CTS has the sole power to vote or to direct the vote or to dispose or to direct the disposition of 239,927 Shares.

               ATS has the sole power to vote or to direct the vote or to dispose or to direct the disposition of 239,927 Shares.

               (c) No Reporting Person has acquired any Shares within the past 60 days, except the Merger Shares acquired on January 2, 1996, as described above in Item 3.

               (d) No other person has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, any Shares which the Reporting Persons may be deemed to beneficially own.

               (e) Not applicable.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

               As described above in Item 4, in connection with the Merger, the Reporting Persons entered into the Registration Rights Agreement with the Issuer, a copy of which is attached hereto as Exhibit 2 and is incorporated herein by reference. Pursuant to the Registration Rights Agreement, the Reporting Persons are entitled to certain demand and incidental registration rights with respect to the Merger Shares. In addition, each of JFT, JFT Trust, PHT Trust and WJD entered into Affiliate Letters with the Issuer, copies of which are attached hereto as Exhibit 3 (the "Affiliate Letters") and are incorporated herein by reference, pursuant to which such persons have agreed not to sell, transfer or otherwise dispose of, or in any other way reduce their risk with respect to, the Merger Shares issued to such persons, until such time as financial results covering at least 30 days of combined operations of the Issuer and MMS have been published.

               The Reporting Persons are also parties to a Joint Filing Agreement, a copy of which is attached hereto as Exhibit 4 (the "Joint Filing Agreement") and is incorporated herein by reference, with respect to the filing of this Statement and any amendments hereto.

               JFT Trust and PHT Trust are governed by Trust Agreements each dated December 31, 1992, copies of which are attached hereto as Exhibit 5 (the "Trust Agreements") and are incorporated herein by reference. Pursuant to the Trust Agreements, JFT and FIS Hull, as co-trustees of JFT Trust and PHT Trust, acting together have the power to transfer or otherwise dispose of, and to vote, the Shares held by such trusts. Pursuant to the Trust

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                                                           ---------------------
                                                            Page 14 of 156 Pages
                                                           ---------------------

Agreements, JFT Trust and PHT Trust are required to make quarterly fixed distributions to JFT and Paulanne H. Thacker, respectively, through the quarter ending December 31, 2002. After which time, any property remaining in such trusts is required to be distributed equally to LTC, CTS and ATS. Paulanne H. Thacker is the wife of JFT and the brother of FIS Hull.

               Except as described in this Statement, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the persons named in Item 2 hereof and between such persons and any other person with respect to any securities of the Issuer, including, but not limited to, transfer or voting of any of such securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

ITEM 7. MATERIAL TO BE FILED AS EXHIBITS.

Exhibit 1      Merger Agreement,  dated December 29, 1995, by and among Issuer,  Carsub,  Inc.
               and MMS.

Exhibit 2      Registration  Rights  Agreement,  dated December 29, 1995, by and among Issuer,
               CarSub, Inc. and the Reporting Persons.

Exhibit 3      Affiliates Letters of JFT, JFT Trust, PHT Trust and WJD.

Exhibit 4      Joint Filing Agreement by and among the Reporting Persons.

Exhibit 5      Trust Agreements governing JFT Trust and PHT Trust.










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                                                           ---------------------
                                                            Page 15 of 156 Pages
                                                           ---------------------



                                   SIGNATURES

               After reasonable inquiry and to the best of the knowledge and belief of each of the undersigned, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:  January ___, 1996

                                               /s/ James F. Thacker
                                       _________________________________________
                                                  James F. Thacker

                                       JAMES F. THACKER RETAINED
                                         ANNUITY TRUST


                                               /s/ James F. Thacker
                                       By:______________________________________
                                          James F. Thacker, as Trustee

                                               /s/ F.I.S. Hull, III
                                       By:______________________________________
                                          F.I.S. Hull, III, as Trustee



                                       PAULANNE H. THACKER RETAINED
                                         ANNUITY TRUST


                                              /s/ James F. Thacker
                                       By:______________________________________
                                          James F. Thacker, as Trustee


                                              /s/ F.I.S. Hull, III
                                       By:______________________________________
                                          F.I.S. Hull, III, as Trustee


                                             /s/ William J. DeZonia
                                       _________________________________________
                                                William J. DeZonia


                                               /s/ Lori T. Caudill
                                       _________________________________________
                                                  Lori T. Caudill


                                               /s/ Carol T. Shumaker
                                       _________________________________________
                                                  Carol T. Shumaker


                                               /s/ Alyson T. Stinson
                                       _________________________________________
                                                  Alyson T. Stinson



                                               /s/ F.I.S. Hull, III
                                       _________________________________________
                                                  F.I.S. Hull, III


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